Exhibit 10.2

Gogo Inc.

111 N. Canal St.

Chicago, Illinois 60606

November 16, 2018

Re:	Gogo Inc. – 6.00% Convertible Senior Notes due 2022

Ladies and Gentlemen:

The undersigned understands that Gogo Inc. (the “Company”) has entered into a purchase agreement, dated as of the date hereof, with J.P. Morgan Securities LLC (“J.P. Morgan”) and Morgan Stanley & Co. LLC (“Morgan Stanley” and, together with J.P. Morgan, the “Representatives” and, together with each of the other initial purchasers for whom J.P. Morgan and Morgan Stanley are acting as representatives, the “Initial Purchasers”), pursuant to which the Company proposes to offer and sell $202 million principal amount of its 6.00% Convertible Senior Notes due 2022 (the “Securities”) and, at the option of the Initial Purchasers, up to an additional $32.25 million principal amount of the Securities (the “Offering”).

The undersigned hereby agrees to purchase from the Company, and the Company agrees to issue and sell to the undersigned, in a private placement pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), $8 million aggregate principal amount of the Securities (the “Affiliate Securities”) at a price equal to 100% of the principal amount thereof plus accrued interest, if any, from November 21, 2018 to the closing date. The closing of the sale of the Affiliate Securities shall take place upon the same day as the closing of the sale of the Securities to the Initial Purchasers, at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, or at such other time and place as may be agreed upon by the Company and the undersigned. Payment for the Affiliate Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the undersigned. The obligation of the undersigned to purchase the Affiliate Securities shall be subject to the closing of the Offering.

In connection with the purchase of the Affiliate Securities by the undersigned:

(a) The undersigned hereby represents and warrants that the undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act with sufficient knowledge and experience to evaluate properly the terms and conditions of the Affiliate Securities, and it has made its own analysis and decision to purchase the Affiliate Securities;

(b) The undersigned hereby acknowledges their receipt of all of the information that they consider necessary or appropriate for deciding whether to purchase the Affiliate Securities and has had the opportunity to ask questions and receive answers from the Company;

(c) The undersigned hereby acknowledges that the Affiliate Securities will be issued in certificated form and bear a legend to the effect of paragraph (2) hereof; and

(d) The undersigned hereby agrees that it will not resell any Affiliate Securities unless such resale is in compliance with Rule 144 of the Securities Act of 1933, as amended, provided however that the foregoing shall not apply to any sale to the extent (A) (i) the Affiliate Securities sold are in certificated form, (ii) the purchaser agrees in writing to comply with the provisions of this paragraph (2) and (iii) the Affiliate Securities sold contain a legend that sets forth the provisions of this paragraph (2) or (B) the Affiliate Securities are sold pursuant to an effective registration statement under the Securities Act of 1933, as amended.

This letter agreement and any claim, controversy or dispute arising under or related to this letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

Very truly yours,

Thorndale Farm Private Equity Fund 2, LLC

By: Thorndale Farm, Inc., its Managing Member

By:	/s/ Robert Copen
	Name:	Robert Copen
	Title:	General Counsel and Chief Operating Officer of Direct Investments

[Signature Page to Affiliate Purchase Agreement]

Confirmed and accepted:

GOGO INC.

By:	/s/ Barry Rowan
	Name:	Barry Rowan
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Affiliate Purchase Agreement]